UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2009

Hexion Specialty Chemicals, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-71	13-0511250
(Commission File Number)	(I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio	43215-3799
(Address of Principal Executive Offices)	(Zip Code)

614-225-4000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 26, 2009, Hexion Specialty Chemicals, Inc. (“Hexion”) issued a press release announcing that it extended the early participation date for its previously announced Tender Offer (as defined below) from 5:00 p.m., New York City time, on May 22, 2009 to midnight, New York City time, on June 8, 2009, unless further extended (the “Early Participation Date”).

On May 11, 2009, Hexion commenced a cash tender offer (the “Tender Offer”) to purchase its outstanding 8.375% Debentures due 2016 (CUSIP No. 099599AE2) (the “8.375% Debentures”), 9.200% Debentures due 2021 (CUSIP No. 099599AH5) (the “9.200% Debentures”), and 7.875% Debentures due 2023 (CUSIP No. 099599AJ1) (the “7.875% Debentures” and, together with the 8.375% Debentures and the 9.200% Debentures, the “Notes”), up to the maximum aggregate principal amount that Hexion can purchase for $20,000,000.

Each holder of Notes who validly tenders (and does not withdraw) his or her Notes on or prior to the Early Participation Date will be eligible to receive an early participation payment of $30.00 per $1,000.00 principal amount of Notes tendered (the “Early Participation Payment”). The Total Consideration for each $1,000.00 principal amount of each series of Notes validly tendered (and not withdrawn) pursuant to the Tender Offer on or prior to the Early Participation Date, as extended, and accepted for purchase (subject to proration) will be equal to the Clearing Price for the Notes (as described in the Hexion Offer to Purchase dated May 11, 2009), which includes the Early Participation Payment. The withdrawal date relating to the Tender Offers occurred on 5:00 p.m., New York City time, on May 22, 2009. Notes previously tendered and Notes that are tendered after the date hereof may not be withdrawn, except in certain limited circumstances as may be required by law. The Tender Offer will expire at midnight, New York City time, on June 8, 2009, unless extended or earlier terminated.

Each of the tender offers described above is subject to the offer to purchase and letter of transmittal applicable to each such tender offer.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
99.1	News Release dated May 26, 2009 titled, “Hexion Specialty Chemicals, Inc. Announces Extension of the Early Participation Date in its Modified Dutch Auction Tender Offer for Debentures.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXION SPECIALTY CHEMICALS, INC.

Date: May 26, 2009	By:	/s/ George F. Knight
George F. Knight
Senior Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release dated May 26, 2009 titled, “Hexion Specialty Chemicals, Inc. Announces Extension of the Early Participation Date in its Modified Dutch Auction Tender Offer for Debentures.”